Exhibit 4.2

AppLovin Corporation

and

Wilmington Trust, National Association,

as Trustee

5.125% Senior Notes due 2029

5.375% Senior Notes due 2031

5.500% Senior Notes due 2034

5.950% Senior Notes due 2054

FIRST SUPPLEMENTAL INDENTURE

Dated as of December 5, 2024

to the

INDENTURE

Dated as of December 5, 2024

Exhibit A	Form of 2029 Global Note
Exhibit B	Form of 2031 Global Note
Exhibit C	Form of 2034 Global Note
Exhibit D	Form of 2054 Global Note

i

FIRST SUPPLEMENTAL INDENTURE, dated as of December 5, 2024 (“First Supplemental Indenture”), to the Indenture, dated as of December 5, 2024 (as amended, modified or supplemented from time to time in accordance therewith, other than with respect to a particular series of debt securities, the “Base Indenture” and, as amended, modified and supplemented by this First Supplemental Indenture, the “Indenture”), by and between AppLovin Corporation, a Delaware corporation (the “Company”), and Wilmington Trust, National Association, as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes:

WHEREAS, the Company has duly authorized the execution and delivery of and the Company and the Trustee has executed and delivered the Base Indenture to provide for the issuance from time to time of senior debt securities to be issued in one or more series as provided in the Base Indenture;

WHEREAS, the Company has duly authorized the execution and delivery, and desires and has requested the Trustee to join it in the execution and delivery, of this First Supplemental Indenture in order to establish and provide for the issuance by the Company of Securities designated as its 5.125% Senior Notes due 2029 (the “2029 Notes”), its 5.375% Senior Notes due 2031 (the “2031 Notes”), its 5.500% Senior Notes due 2034 (the “2034 Notes”) and its 5.950% Senior Notes due 2054 (the “2054 Notes” and, cumulatively with the 2029 Notes, the 2031 Notes and the 2034 Notes, the “Notes”) on the terms set forth herein;

WHEREAS, Section 901 of the Base Indenture provides that a supplemental indenture may be entered into by the parties for such purpose without notice to or the consent of any Holder; provided certain conditions are met;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this First Supplemental Indenture have been met; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid and binding agreement of the parties, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture with respect to the Notes have been done.

NOW, THEREFORE:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01. Definitions. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Base Indenture. To the extent terms are defined in both this First Supplemental Indenture and the Base Indenture, the applicable definition in this First Supplemental Indenture shall control. The words “herein,” “hereof” and “hereby” and other words of similar import used in this First Supplemental Indenture refer to this First Supplemental Indenture as a whole and not to any particular section hereof.

As used herein, the following terms have the specified meanings:

“2029 Additional Notes” has the meaning specified in Section 3.03 of this First Supplemental Indenture.

“2031 Additional Notes” has the meaning specified in Section 3.03 of this First Supplemental Indenture.

“2034 Additional Notes” has the meaning specified in Section 3.03 of this First Supplemental Indenture.

“2054 Additional Notes” has the meaning specified in Section 3.03 of this First Supplemental Indenture.

“2029 Par Call Date” means November 1, 2029.

“2031 Par Call Date” means October 1, 2031.

“2034 Par Call Date” means September 1, 2034.

“2054 Par Call Date” means June 1, 2054.

“Additional Notes” has the meaning specified in Section 3.03 of this First Supplemental Indenture.

“Agent Members” has the meaning specified in Section 2.01(b)(ii) of this First Supplemental Indenture.

“Attributable Debt” means, with respect to any sale and leaseback transaction, at the time of determination, the lesser of (1) the fair market value of the Property (as determined in good faith by the Board of Directors) subject to such transaction, and (2) the total obligation (discounted to the present value at the implicit interest factor, determined in accordance with GAAP, included in the rental payments) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such transaction. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such present value shall be the lesser of (i) the present value determined assuming termination upon the first date such lease may be terminated (in which case the present value shall also include the amount of the penalty, but shall not include any rent that would be required to be paid under such lease subsequent to the first date upon which it may be terminated), and (ii) the present value assuming no such termination.

“Base Indenture” has the meaning specified in the recitals of this First Supplemental Indenture.

“Business Day” means, with respect to each series of Notes, any day, other than a Saturday or Sunday, that is not a day on which the banking institutions are authorized or required by law or executive order to close or on which commercial banks in New York, New York or the place of payment are authorized or required by law to close.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company, one of its Subsidiaries or a Permitted Holder; (2) the adoption of a plan by the Board of Directors relating to the Company’s liquidation or dissolution; (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any person (other than the Company or one of its Subsidiaries), other than a Permitted Holder, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the aggregate of the total voting power of the Company’s Voting Shares or other Voting Shares into which the Company’s Voting Shares are reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; provided, however, that (x) a person shall not be deemed the beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any Affiliates of such person until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act and (y) a transaction will not be deemed to involve a change of control under this clause (3) if (A) the Company becomes a direct or indirect wholly-owned Subsidiary of a holding company and (B)(i) the direct or indirect holders of the Voting Shares of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Shares immediately prior to that transaction, (ii) the Company’s Voting Shares outstanding immediately prior to such transaction are converted into or exchanged for, a majority of the voting stock of such holding company immediately after giving effect to such transaction or (iii) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Shares of such holding company; or (4) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Shares of the Company or such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Shares outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Shares (measured by voting power) of the surviving person or any direct or indirect parent company of any surviving person immediately after giving effect to such transaction; provided, however, that a merger of the Company with any of its Subsidiaries solely for the purpose of reincorporating the Company in another jurisdiction within the United States shall not constitute a “Change of Control.”

Notwithstanding the foregoing, a transaction shall not constitute a “Change of Control” if (i) the transaction involves the transfer of assets between or among the Company and its Subsidiaries, (ii) any person or group includes one or more Permitted Holders, the issued and outstanding equity interests of the Company directly or indirectly owned by the Permitted Holders that are part of such person or group shall not be treated as being owned by such person or group for purposes of determining whether clauses (1) or (3) of this definition is triggered and (iii) a person or group shall not be deemed to beneficially own Voting Shares subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Voting Shares in connection with the transactions contemplated by such agreement.

“Change of Control Notice” has the meaning specified in Section 4.02(a) of this First Supplemental Indenture.

“Change of Control Offer” has the meaning specified in Section 4.02(a) of this First Supplemental Indenture.

“Change of Control Payment Date” has the meaning specified in Section 4.02(a) of this First Supplemental Indenture.

“Change of Control Repurchase Event” means, with respect to any series of Notes, the occurrence of both a Change of Control and a Ratings Event.

“Clearstream” means Clearstream Banking S.A.

“Company” means the party named as such in the recitals of this First Supplemental Indenture until a successor replaces it pursuant to the terms and conditions of the Indenture and thereafter means the successor.

“Consolidated Total Assets” means, as of any date of determination, the total assets of the Company and its Subsidiaries on a consolidated basis as shown on or reflected on the Company’s most recent internal consolidated balance sheet, including relevant footnotes thereto (without duplication), prepared in accordance with GAAP, after giving effect to any acquisitions or dispositions occurring subsequent to the date of such balance sheet.

“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“DTC participants” has the meaning specified in Section 2.01 of this First Supplemental Indenture.

“Euroclear” means Euroclear Bank S.A./N.V.

“Event of Default” has the meaning specified in Section 5.03 of this First Supplemental Indenture.

“First Supplemental Indenture” has the meaning specified in the recitals of this First Supplemental Indenture.

“Fitch” means Fitch Ratings, Inc. and its successors.

“GAAP” means generally accepted accounting principles in the United States of America in effect from time to time.

“Global Notes Legend” means the legend set forth on the face of each Note as set forth in Exhibits A, B, C and D to this First Supplemental Indenture.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under: (1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements; (2) other agreements or arrangements designed to manage interest rates or interest rate risk; (3) other agreements or arrangements designed to protect against fluctuations in equity prices; and (4) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices.

“Indebtedness” means, with respect to any Person on any date of determination, indebtedness of such Person for borrowed money (including, without limitation, indebtedness for borrowed money evidenced by notes, bonds, debentures or similar instruments but not including Non-recourse Obligations), if and to the extent any of the foregoing indebtedness would appear as a liability upon an unconsolidated balance sheet of such Person (but does not include contingent liabilities which appear only in a footnote to a balance sheet).

“Indenture” has the meaning specified in the recitals of this First Supplemental Indenture.

“interest” with respect to the Notes means interest with respect thereto.

“Initial Notes” has the meaning set forth in Section 3.01(b) of this First Supplemental Indenture.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch); a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); or, if applicable, the equivalent investment grade credit rating from any Substitute Rating Agency appointed in accordance with the proviso to the definition of “Rating Agency.”

“Investors” means each of Adam Foroughi, the Foroughi 2015 Irrevocable Trust, Andrew Karam, the Karam 2015 Irrevocable Trust and John Krystynak and, in each case, any of their Affiliates.

“Issue Date” means the first date on which the Notes are issued under this First Supplemental Indenture.

“Lien” means any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest, preference, priority or encumbrance of any kind in respect of such asset (including any conditional sale or other title retention agreement and any lease in the nature thereof); provided, however, that in no event shall any lease not required to be accounted for as a financing lease or an accounting lease in accordance with GAAP in effect on the Issue Date (including any operating lease) be deemed to constitute a Lien.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Non-recourse Obligation” means Indebtedness or other obligations substantially related to (1) the acquisition of assets not previously owned by the Company or any direct or indirect Subsidiaries of the Company or (2) the financing of a project involving the development or expansion of the properties of the Company or any direct or indirect Subsidiaries of the Company, as to which the obligee with respect to such Indebtedness or obligation has no recourse to the Company or any direct or indirect Subsidiary of the Company or such Subsidiary’s assets other than the assets which were acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction (and the proceeds thereof).

“Notes” has the meaning specified in the recitals of this First Supplemental Indenture.

“Notice” has the meaning specified in Section 7.01 of this First Supplemental Indenture.

“Permitted Holder” means (i) the Investors and their respective Affiliates and members of management of the Company or any Subsidiary (or their respective direct or indirect parent) who are holders of equity interests of the Company (or its direct or indirect parent company) and any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) of which any of the foregoing are members; provided that, in the case of such group and without giving effect to the existence of such group or any other group, such Investors, their respective affiliates and members of management, collectively, have beneficial ownership of more than 50% of the total voting power of the Voting Shares of the Company or any other direct or indirect parent entity, (ii) any direct or indirect parent entity formed not in connection with, or in contemplation of, a transaction that, assuming such parent was not formed after giving effect thereto, would constitute a Change of Control and (iii) any entity (other than a parent entity) through which a parent entity described in clause (ii) directly or indirectly holds equity interests of the Company and has no other material operations other than those incidental thereto.

“Property” means (i) any real property or any permanent improvement thereon owned by the Company or any of the Restricted Subsidiaries located in the United States, except such as the Company’s management determines in good faith (taking into account, among other things, the importance of such property to the business, financial condition and earnings of the Company and the Restricted Subsidiaries taken as a whole) not to be of material importance to the business of the Company and the Restricted Subsidiaries, taken as a whole, and (ii) the capital stock of any United States Subsidiary that is owned by the Company or any of the Restricted Subsidiaries, in the case of each of clause (i) and (ii), whether now owned or hereafter acquired.

“Rating Agency” means each of Fitch, Moody’s and S&P; provided that if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available, “Rating Agency” shall include a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act appointed by us as a substitute for such rating agency (a “Substitute Rating Agency”).

“Ratings Event” means the rating on the Notes of the applicable series is lowered by at least two of the three Rating Agencies and such series of Notes is rated below Investment Grade by at least two of the three Rating Agencies on any day during the Trigger Period. If any of the Rating Agencies is not providing a rating of the Notes of the applicable series on any day during the Trigger Period for any reason (subject, for the avoidance of doubt, to the Company’s right to engage a Substitute Rating Agency as provided herein), the rating of such Rating Agency for the Notes of such series shall be deemed to have ceased to be Investment Grade during the Trigger Period.

“Record Date” has the meaning specified in Section 3.01(d), (e), (f) or (g) of this First Supplemental Indenture, as applicable.

“Restricted Subsidiary” means a Subsidiary of the Company of which substantially all of its property is located, or substantially all of its business is conducted, in the United States that owns any Property, other than any of the Company’s less than 80%-owned Subsidiaries if the common stock of such Subsidiary is traded on any national securities exchange or on the over-the-counter markets.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Subsidiary” of any specified Person means any corporation, limited liability company, limited partnership, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof.

“Substitute Rating Agency” has the meaning set forth in the definition of “Rating Agency.”

“Treasury Rate” means, with respect to any redemption date pursuant to Section 4.01 of this First Supplemental Indenture, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trigger Period” means the period commencing on the earlier of (a) the first public notice of the occurrence of a Change of Control or (b) the public announcement by the Company of its intention to effect a Change of Control, and ending 60 days following consummation of such Change of Control (which period shall be extended so long as the rating of the Notes of the applicable series is under publicly announced consideration for a possible rating downgrade by any of the Rating Agencies on such 60th day, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible rating downgrade either (x) rates the applicable series of Notes below Investment Grade or (y) publicly announces that it is no longer considering such series of Notes for a possible downgrade).

“Voting Shares” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the shares, interests, participants, rights or other equivalents (however designated) of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Section 1.02. Relationship with Base Indenture. The terms and provisions contained in this First Supplemental Indenture will constitute, and are hereby expressly made, a part of the Base Indenture and the Company and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby; provided, however, that the provisions of this First Supplemental Indenture shall apply solely with respect to the 2029 Notes, the 2031 Notes, the 2034 Notes and the 2054 Notes and that, except as expressly supplemented hereby with respect to the 2029 Notes, the 2031 Notes, the 2034 Notes and the 2054 Notes, the Base Indenture shall continue in full force and effect and is in all respects confirmed, ratified and preserved. The Base Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument. In the event that any provision of this First Supplemental Indenture expressly limits, qualifies or conflicts with a provision of the Base Indenture, such provision of this First Supplemental Indenture shall control.

ARTICLE II

FORM OF NOTES

Section 2.01. Form of Notes.

(a) Each series of the Notes shall be substantially in the form of the corresponding Exhibit attached hereto (other than, with respect to any Additional Notes of any series of the Notes, changes related to issue date, issue price and first Interest Payment Date of such Additional Notes). The Notes may have notations, legends or endorsements required by law, rule or usage to which the Company is subject. Each Note shall be dated the date of its authentication.

(i) Initial Notes shall be in the form of one or more permanent global securities in fully registered form (each a “Global Note” and, collectively, the “Global Notes”) without interest coupons and with the Global Notes Legend set forth in Exhibits A, B, C and D to this First Supplemental Indenture. Ownership of beneficial interests in each Global Note will be limited to persons who have accounts with DTC (“DTC participants”) or persons who hold interests through DTC participants. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

(b) This Section 2.01(b) shall apply only to a Global Note deposited with or on behalf of the Depositary.

(i) The Company shall execute and the Trustee shall, in accordance with this Section 2.01(b), authenticate and deliver one or more Global Notes that (A) shall be registered in the name of the Depositary for such Global Note or the nominee of such Depositary and (B) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as custodian for the Depositary.

(ii) Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this First Supplemental Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as custodian for the Depositary or under such Global Note, and the Company, the Trustee and any agent of the Company or the Trustee shall be entitled to treat the Depositary as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a Holder of a beneficial interest in any Global Note.

(iii) None of the Trustee, any agent of the Trustee, any Paying Agent or the Security Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this First Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this First Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(iv) Neither the Trustee, any agent of the Trustee, any Paying Agent or the Security Registrar shall have any responsibility for any actions taken or not taken by the Depositary.

(c) If at any time the Depositary notifies the Company that it is unwilling, unable or no longer qualified to continue as Depositary for the Global Notes, the Company shall use reasonable efforts to appoint a successor Depositary with respect to such Global Notes. If (i) a successor Depositary for such Global Notes is not appointed within 90 days after the Company receives such notice or becomes aware of such ineligibility, (ii) the Company, at its option, notifies the Trustee that it elects to cause the issuance of Notes in definitive form, or (iii) there shall have occurred and be continuing an Event of Default with respect to the Notes of such series and the Depositary notifies the Trustee of its decision to exchange the Global Notes of such series for Notes in definitive form of such series, the Company shall execute, and the Trustee, upon receipt of an Officer’s Certificate of the Company directing the authentication and delivery thereof, will authenticate and deliver to each holder of a beneficial interest in the Global Notes, Notes in definitive form in any authorized denominations in an aggregate principal amount equal to the principal amount of such Global Notes in exchange for such Global Notes.

(d) Except as provided in Section 2.01(c) and Section 2.02 hereof, owners of beneficial interests in Global Notes shall not be entitled to receive physical delivery of Notes in definitive form.

(e) The terms and provisions contained in the Notes shall constitute, and are expressly made, a part of this First Supplemental Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and agree to be bound thereby. If there is any conflict between the terms of the Notes and this First Supplemental Indenture, the terms of this First Supplemental Indenture shall govern.

(f) The Notes may be presented for registration of transfer and exchange at the offices of the Security Registrar.

Section 2.02. Special Transfer Provisions.

(a) Restrictions on Transfer of a Note in Definitive Form for a Beneficial Interest in a Global Note. A definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with:

(i) written instructions directing the Trustee to make, or to direct the Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such definitive Note and cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the definitive Note so canceled. If no Global Notes are then outstanding and the Global Note has not been previously exchanged for definitive Notes pursuant to Section 2.02 hereof, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount.

(b) Transfer and Exchange of Global Notes.

(i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this First Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note shall deliver a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Note or another Global Note and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.

(ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred.

(iii) Notwithstanding any other provisions of this First Supplemental Indenture, a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(c) Any Holder of a Global Note shall, by acceptance of such Global Note, acknowledge the restrictions on transfer of such Note set forth in this First Supplemental Indenture and in the Global Note Legend and agrees that it shall transfer such Note only as provided in this First Supplemental Indenture.

ARTICLE III

THE INITIAL NOTES

Section 3.01. Amount; Series; Terms.

(a) There is hereby created and designated four separate series of Initial Notes under the Base Indenture: (1) the “5.125% Senior Notes due 2029”, (2) the “5.375% Senior Notes due 2031”, (3) the “5.500% Senior Notes due 2034” and (4) the “5.950% Senior Notes due 2054.” The changes, modifications and supplements to the Base Indenture effected by this First Supplemental Indenture shall be applicable only with respect to, and govern the terms of, each series of Notes, as applicable, and shall not apply to any other series of Notes that may be issued under the Base Indenture unless a supplemental indenture with respect to such other series of Notes specifically incorporates such changes, modifications and supplements.

(b) The aggregate principal amount of 2029 Notes that initially may be authenticated and delivered under this First Supplemental Indenture (the “Initial 2029 Notes”) shall be limited to $1,000,000,000, subject to increase as set forth in Section 3.03 of this First Supplemental Indenture. The aggregate principal amount of 2031 Notes that initially may be authenticated and delivered under this First Supplemental Indenture (the “Initial 2031 Notes”) shall be limited to $1,000,000,000, subject to increase as set forth in Section 3.03 of this First Supplemental Indenture. The aggregate principal amount of 2034 Notes that initially may be authenticated and delivered under this First Supplemental Indenture (the “Initial 2034 Notes”) shall be limited to $1,000,000,000, subject to increase as set forth in Section 3.03 of this First Supplemental Indenture. The aggregate principal amount of 2054 Notes that initially may be authenticated and delivered under this First Supplemental Indenture (the “Initial 2054 Notes” and, cumulatively with the Initial 2029 Notes, the Initial 2034 Notes and the Initial 2054 Notes, the “Initial Notes”) shall be limited to $550,000,000, subject to increase as set forth in Section 3.03 of this First Supplemental Indenture.

(c) The Stated Maturity of the 2029 Notes shall be December 1, 2029. The Stated Maturity of the 2031 Notes shall be December 1, 2031. The Stated Maturity of the 2034 Notes shall be December 1, 2034. The Stated Maturity of the 2054 Notes shall be December 1, 2054. The Notes shall be payable and may be presented for payment, purchase, redemption, registration of transfer and exchange, without service charge (subject to Section 305 of the Base Indenture), at the office or agency of the Company maintained for such purpose, which shall initially be the Corporate Trust Office.

(d) The 2029 Notes shall bear interest at the rate of 5.125% per annum and shall accrue interest from December 5, 2024. Interest for the 2029 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The Interest Payment Dates for the 2029 Notes shall be June 1 and December 1 of each year, beginning on June 1, 2025, and the “Record Date” for any interest payable on each such Interest Payment Date shall be the immediately preceding May 15 and November 15, respectively; provided that upon the Stated Maturity of the 2029 Notes, interest shall be payable on such Stated Maturity from the most recent date to which interest has been paid or duly provided, and shall include the required payment of principal or premium, if any; and provided further, that the “Record Date” for any interest, principal, or premium, if any, payable on the Stated Maturity of a series of Notes shall be the immediately preceding November 15. If any Interest Payment Date, Stated Maturity or other payment date with respect to the 2029 Notes is not a Business Day, the required payment of principal, premium, if any, or interest, or the redemption of such 2029 Notes, shall be due on the next succeeding Business Day at such place of payment as if made on the date that such payment was due, and no interest shall accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

(e) The 2031 Notes shall bear interest at the rate of 5.375% per annum and shall accrue interest from December 5, 2024. Interest for the 2031 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The Interest Payment Dates for the 2031 Notes shall be June 1 and December 1 of each year, beginning on June 1, 2025, and the “Record Date” for any interest payable on each such Interest Payment Date shall be the immediately preceding May 15 and November 15, respectively; provided that upon the Stated Maturity of the 2031 Notes, interest shall be payable on such Stated Maturity from the most recent date to which interest has been paid or duly provided, and shall include the required payment of principal or premium, if any; and provided further, that the “Record Date” for any interest, principal, or premium, if any, payable on the Stated Maturity of the 2031 Notes shall be the immediately preceding November 15. If any Interest Payment Date, Stated Maturity or other payment date with respect to the 2031 Notes is not a Business Day, the required payment of principal, premium, if any, or interest, or the redemption of such 2031 Notes, shall be due on the next succeeding Business Day at such place of payment as if made on the date that such payment was due, and no interest shall accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

(f) The 2034 Notes shall bear interest at the rate of 5.500% per annum and shall accrue interest from December 5, 2024. Interest for the 2034 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The Interest Payment Dates for the 2034 Notes shall be June 1 and December 1 of each year, beginning on June 1, 2025, and the “Record Date” for any interest payable on each such Interest Payment Date shall be the immediately preceding May 15 and November 15, respectively; provided that upon the Stated Maturity of the 2034 Notes, interest shall be payable on such Stated Maturity from the most recent date to which interest has been paid or duly provided, and shall include the required payment of principal or premium, if any; and provided further, that the “Record Date” for any interest, principal, or premium, if any, payable on the Stated Maturity of the 2034 Notes shall be the immediately preceding November 15. If any Interest Payment Date, Stated Maturity or other payment date with respect to the 2034 Notes is not a Business Day, the required payment of principal, premium, if any, or interest, or the redemption of such 2034 Notes, shall be due on the next succeeding Business Day at such place of payment as if made on the date that such payment was due, and no interest shall accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

(g) The 2054 Notes shall bear interest at the rate of 5.950% per annum and shall accrue interest from December 5, 2024. Interest for the 2054 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The Interest Payment Dates for the 2054 Notes shall be June 1 and December 1 of each year, beginning on June 1, 2025, and the “Record Date” for any interest payable on each such Interest Payment Date shall be the immediately preceding May 15 and November 15, respectively; provided that upon the Stated Maturity of the 2054 Notes, interest shall be payable on such Stated Maturity from the most recent date to which interest has been paid or duly provided, and shall include the required payment of principal or premium, if any; and provided further, that the “Record Date” for any interest, principal, or premium, if any, payable on the Stated Maturity of the 2054 Notes shall be the immediately preceding November 15. If any Interest Payment Date, Stated Maturity or other payment date with respect to the 2054 Notes is not a Business Day, the required payment of principal, premium, if any, or interest, or the redemption of such 2054 Notes, shall be due on the next succeeding Business Day at such place of payment as if made on the date that such payment was due, and no interest shall accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

(h) Each of the 2029 Notes, the 2031 Notes, the 2034 Notes and the 2054 Notes shall be issued in the form of one or more Global Notes, deposited with the Trustee as custodian for the Depositary or its nominee, duly executed by the Company and authenticated by the Trustee as provided in Section 3.03 of this First Supplemental Indenture and Section 303 of the Base Indenture.

(i) Payment of principal, premium, if any, and interest on a Global Note registered in the name of or held by the Depositary or its nominee shall be made in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of such Global Note. If any series of Notes are no longer represented by a Global Note, payment of principal, premium, if any, and interest on Notes in definitive form may, at the Company’s option, be made (i) by check mailed directly to Holders of such series of Notes at their registered addresses or (ii) upon written request of any Holder of at least $5,000,000 principal amount of such series of Notes, wire transfer to an account located in the United States of America maintained by the payee (provided that such request contains the requisite information to make such wire transfer).

Section 3.02. Denominations. The Notes shall be issuable only in registered form without coupons and only in denominations of $2,000 and any multiple of $1,000 in excess thereof.

Section 3.03. Additional Notes; Repurchases.

(a) The Company may, from time to time, subject to compliance with any other applicable provisions of the Indenture, without notice to or the consent of the Holders of the Notes of the applicable series, create and issue pursuant to the Indenture additional Notes of such series (in the case of the 2029 Notes, the “2029 Additional Notes,” in the case of the 2031 Notes, the “2031 Additional Notes,” in the case of the 2034 Notes, the “2034 Additional Notes,” in the case of the 2054 Notes, the “2054 Additional Notes” and, collectively, the “Additional Notes”) having terms and conditions identical to those of the Initial Notes of the applicable series and ranking equally and ratably with the Initial Notes of the applicable series, except that Additional Notes:

(i) may have a different issue date from the Notes of the applicable series; and

(ii) may have a different amount of interest payable on the first Interest Payment Date after issuance than is payable on the Initial Notes of the applicable series (provided, however, that a separate CUSIP number may be assigned for any Additional Notes with a different amount of interest payable on the first Interest Payment Date after issuance than is payable on the Initial Notes of the applicable series, if required by DTC (or another Depositary)); provided that if such Additional Notes are not fungible with the outstanding Notes of the applicable series for U.S. federal income tax purposes, such Additional Notes shall have one or more separate CUSIP numbers.

(b) Such Additional Notes of such series may be consolidated and form a single series with, and shall have the same terms as to ranking, redemption, waivers, amendments or otherwise, as the Initial Notes of the applicable series and shall vote together as one class on all matters with respect to the Notes of such series.

(c) The Company may, to the extent permitted by law, directly or indirectly (regardless of whether such Notes are surrendered to the Company), purchase Notes in the open market, negotiated transactions or otherwise, whether by the Company or one or more of its Subsidiaries or through a private or public tender or exchange offer or through counterparties to private agreements, including by cash-settled swaps or other derivatives. The Company shall cause any Notes so purchased (other than Notes purchased pursuant to cash-settled swaps or other derivatives) to be surrendered to the Trustee for cancellation, together with a Company Order to cancel such Notes, and such Notes shall no longer be considered outstanding under the Indenture upon their purchase.

Section 3.04. No Sinking Fund. The Notes shall not be subject to any sinking fund.

Section 3.05. Satisfaction and Discharge. The provisions of Section 401 of the Base Indenture shall apply to the Notes.

Section 3.06. Additional Amounts. The provisions of Section 1005 and 1108 of the Base Indenture shall apply to the Notes.

ARTICLE IV

REDEMPTION OF SECURITIES

Section 4.01. Optional Redemption.

(a) Subject to Section 1.02 hereof, the provisions of Article XI of the Base Indenture, as supplemented by the provisions of this First Supplemental Indenture, shall apply to the Notes.

(b) Prior to the 2029 Par Call Date, the Company may redeem the 2029 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2029 Notes matured on the 2029 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 2029 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the 2029 Par Call Date, the Company may redeem the 2029 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2029 Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

(c) Prior to the 2031 Par Call Date, the Company may redeem the 2031 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2031 Notes matured on the 2031 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 2031 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the 2031 Par Call Date, the Company may redeem the 2031 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2031 Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

(d) Prior to the 2034 Par Call Date, the Company may redeem the 2034 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2034 Notes matured on the 2034 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 2034 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the 2034 Par Call Date, the Company may redeem the 2034 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2034 Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

(e) Prior to the 2054 Par Call Date, the Company may redeem the 2054 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2054 Notes matured on the 2054 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 2054 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the 2054 Par Call Date, the Company may redeem the 2054 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2054 Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

(f) The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty to calculate or verify the Company’s calculations of the redemption price.

(g) Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Notes to be redeemed (with a copy to the Trustee). Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or the redemption date may not occur at all and such notice may be rescinded if all such conditions shall not have been satisfied (or waived by the Company in its sole discretion). The Trustee shall, at the Company’s written request (delivered to the Trustee at least five Business Days prior to the date such notice is to be sent (or such shorter period as the Trustee may agree) with a copy of such notice) give the notice of redemption in the Company’s name and at the Company’s expense. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price, calculated as set forth in the Indenture, shall be set forth in an Officer’s Certificate delivered to the Trustee no later than two Business Days prior to the redemption date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

(h) In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another Depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of such Depositary.

(i) Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the applicable series of Notes, or portions thereof, called for redemption.

(j) If any redemption date would otherwise be a day that is not a Business Day, the related payment of principal and interest will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date shall be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date in accordance with the provisions of the Notes and the Indenture.

(k) On or before 11:00 a.m., New York City time, on the redemption date for the Notes, the Company shall deposit with the Trustee or a Paying Agent funds sufficient to pay the redemption price of the Notes to be redeemed on the redemption date, and (except if the redemption date shall be an Interest Payment Date) accrued interest, if any.

Section 4.02. Purchase of Notes upon a Change of Control Repurchase Event.

(a) If a Change of Control Repurchase Event occurs with respect to any series of Notes, unless the Company shall have exercised its option to redeem the Notes of such series pursuant to Section 4.01 of this First Supplemental Indenture, each Holder of the Notes of such series shall have the right to require the Company to repurchase all or any part (equal to $2,000 and multiples of $1,000 in excess thereof) of that Holder’s Notes of such series at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus any accrued and unpaid interest on the Notes of such series to, but excluding, the repurchase date. Within 30 days following any Change of Control Repurchase Event with respect to a series of Notes or, at the option of the Company, prior to any Change of Control, but after the public announcement of the Change of Control or event that may constitute the Change of Control, the Company shall deliver a notice (the “Change of Control Notice”) to each Holder of such series of Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering (the “Change of Control Offer”) to repurchase the Notes of such series on the repurchase date specified in the notice at the option of the Holders of such series of Notes, which date (the “Change of Control Payment Date”) shall be no earlier than 10 days and no later than 60 days from the date such notice is delivered. The Change of Control Notice shall, if delivered prior to the date of consummation of the Change of Control, state that the Company’s obligation to repurchase the Notes of the applicable series is conditioned on a Change of Control Repurchase Event occurring on or prior to the Change of Control Payment Date.

(b) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i) accept for payment all the Notes or portions of the Notes properly tendered pursuant to the Change of Control Notice;

(ii) deposit with the Paying Agent or tender agent appointed for such purpose an amount equal to the aggregate repurchase price in respect of all the Notes or portions of the Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being repurchased by the Company.

(c) The Paying Agent or tender agent shall promptly deliver to each Holder of Notes properly tendered the repurchase price for the Notes, and the Trustee, upon receipt of a Company Order, shall promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered.

(d) Notwithstanding the foregoing in this Section 4.02, the Company shall not be required to make a Change of Control Offer in connection with a Change of Control Repurchase Event if a third party makes such an offer in connection with such Change of Control Repurchase Event in the manner and at the times required and otherwise in compliance with the requirements for such a Change of Control Offer made by the Company, and such third party purchases all Notes properly tendered and not withdrawn under its offer.

(e) If Holders of not less than 90% in aggregate principal amount of a series of Notes then outstanding validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company pursuant to Section 4.02(d) above, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company shall have the right, upon not less than 10 days nor more than 60 days’ prior written notice to the Holders of such series of Notes (with a copy to the Trustee), given not more than 30 days following such purchase pursuant to the Change of Control Offer described in Section 4.02(b) above, to redeem all Notes of such series that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding the redemption date (subject to the right of Holders of record on a Record Date to receive interest on the relevant Interest Payment Date).

(f) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with any repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent the provisions of any such securities laws or regulations conflict with this Section 4.02, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.02 by virtue thereof; provided that the Company otherwise uses commercially reasonable efforts to permit Holders to exercise their rights and to fulfill its obligations in the time and in the manner specified in this Section 4.02 to the extent permitted by such securities laws or regulations.

ARTICLE V

COVENANTS AND REMEDIES

Section 5.01. Limitation on Liens.

(a) The Company shall not, and shall not permit any of the Restricted Subsidiaries to, create or incur any Lien upon any Property of the Company or any of the Restricted Subsidiaries (whether now existing or owned or hereafter created or acquired), in order to secure any Indebtedness of the Company or any of the Restricted Subsidiaries unless prior to or at the same time, the Notes (together with, at the Company’s option, any other Indebtedness of the Company or any of the Restricted Subsidiaries ranking equally in right of payment with the Notes) are equally and ratably secured with or, at the Company’s option, prior to, such secured Indebtedness, until such time as such Indebtedness is no longer secured by such Lien or such Property is no longer owned by the Company or any of the Restricted Subsidiaries.

(b) The foregoing restriction in Section 5.01(a) above shall not apply to:

(i) Liens existing with respect to any Person at the time such Person becomes a direct or indirect Subsidiary of the Company, provided that such Lien was not incurred in anticipation of such Person becoming a Subsidiary;

(ii) Liens existing on Property at the time of acquisition thereof or at the time of acquisition by the Company or any of the Restricted Subsidiaries of any Person then owning such Property; provided that such Lien was not incurred in anticipation of such acquisition;

(iii) Liens securing Indebtedness of the Company or any of the Restricted Subsidiaries owing to the Company or any of its Subsidiaries;

(iv) Liens existing on the date of issuance of the Initial Notes (excluding any Additional Notes);

(v) Liens on Property of a Person existing at the time such Person is merged into or consolidated with the Company or any of the Restricted Subsidiaries, at the time such Person becomes a Subsidiary of the Company, or at the time of a sale, lease or other disposition of all or substantially all of the Properties of a Person to the Company or any of the Restricted Subsidiaries; provided that such Lien was not incurred in anticipation of the merger, consolidation, or sale, lease, other disposition or other such transaction;

(vi) Liens created in connection with a project financed with, and created to secure, a Non-recourse Obligation;

(vii) Liens created to secure each series of the Notes;

(viii) Liens imposed by law or arising by operation of law, such as materialmens’, workmen’s or repairmen’s, carriers’, warehousemen’s and mechanic’s Liens and other similar Liens, in each case for sums not yet overdue by more than 90 calendar days or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review and Liens arising solely by virtue of any statutory or common law provision relating to banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution;

(ix) Liens for taxes, assessments or other governmental charges or levies on Property not yet due or payable or subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings;

(x) Liens to secure the performance of obligations with respect to statutory or regulatory requirements, bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance or return of money bonds and other obligations of a like nature;

(xi) pledges or deposits under workmen’s compensation, unemployment insurance, or similar legislation and Liens of judgments thereunder which are not currently dischargeable, or deposits to secure public or statutory obligations, or deposits in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to workmen’s compensation, unemployment insurance, old age pensions, social security or similar matters, or deposits of cash or obligations of the United States of America to secure surety, appeal or customs bonds, or deposits in litigation or other proceedings such as, but not limited to, interpleader proceedings;

(xii) Liens consisting of easements, rights-of-way, zoning restrictions, restrictions on the use of real property, and defects and irregularities in the title thereto, landlords’ Liens and other similar Liens none of which interfere materially with the use of the Property covered thereby in the ordinary course of business and which do not, in the Company’s opinion, materially detract from the value of such Properties;

(xiii) Liens in favor of the United States of America or any state, territory or possession thereof (or the District of Columbia), or any department, agency, instrumentality or political subdivision of the United States of America or any state, territory or possession thereof (or the District of Columbia), to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the Property subject to such Liens;

(xiv) Liens securing Indebtedness incurred to finance the construction, acquisition (including acquisition through merger or consolidation), purchase or lease of, or repairs, improvements or additions to, Property (including shares of capital stock), plant or equipment of the Company or the Restricted Subsidiaries; provided, however, that the Lien shall not extend to any other Property owned by the Company or any of the Restricted Subsidiaries at the time the Lien is incurred (other than Property affixed or appurtenant thereto), and the Indebtedness (other than any interest thereon) secured by the Lien shall not be incurred more than 18 months after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the Property subject to the Lien; provided further, however, that individual financings of equipment or other fixed or capital assets otherwise permitted to be secured under the Indenture provided by any Person (or its Affiliates) may be cross-collateralized to other such financings provided by such Person (or its Affiliates);

(xv) Liens incurred to secure cash or investment management or custodial services in the ordinary course of business or on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(xvi) Liens securing Hedging Obligations designed for protection from fluctuations in interest rates, currencies, equities or the price of commodities and not for speculative purposes;

(xvii) Liens securing reimbursement obligations with respect to commercial letters of credit in the ordinary course of business that encumber cash, documents and other Property relating to such letters of credit and proceeds thereof;

(xviii) in connection with the sale or transfer of any equity interests or other assets in a consolidation, merger or sale of assets transaction permitted under the Indenture, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;

(xix) Liens on Property incurred in connection with any transaction permitted under Section 5.02 below; or

(xx) any extensions, renewals, refinancing or replacements of any Lien referred to in clauses (i) through (xix) above without increase of the principal of the Indebtedness secured by such Lien (except to the extent of any fees or other costs associated with any such extension, renewal or replacement); provided, however, that any Liens permitted by any of clauses (i) through (xix) above shall not extend to or cover any Property of the Company or any of the Restricted Subsidiaries, as the case may be, other than the Property specified in such clauses and improvements to such Property.

(c) Notwithstanding the restrictions set forth in Section 5.01(a) above, the Company and the Restricted Subsidiaries shall be permitted to incur Indebtedness secured by Liens which would otherwise be subject to the restrictions set forth in Section 5.01(a) above without equally and ratably securing the Notes; provided that, after giving effect to such Indebtedness and the retirement of any Indebtedness secured by Liens (other than Liens described in clauses (i) through (xx) of Section 5.01(b) above) that is being retired substantially concurrently with such incurrence, the aggregate amount of all Indebtedness secured by Liens (not including Liens permitted under clauses (i) through (xx) of Section 5.01(b) above), together with all Attributable Debt outstanding pursuant to Section 5.02(b) below, does not exceed the greater of $1,000,000,000 and 15% of the Company’s Consolidated Total Assets. The Company and the Restricted Subsidiaries also may, without equally and ratably securing the Notes, create or incur Liens that extend, renew, substitute or replace (including successive extensions, renewals, substitutions or replacements), in whole or in part, any Lien permitted pursuant to the preceding sentence.

Section 5.02. Limitation on Sale and Leaseback Transactions.

(a) The Company shall not, and shall not permit any of the Restricted Subsidiaries to, enter into any sale and leaseback transaction for the sale and leasing back of any Property, whether now owned or hereafter acquired, unless:

(i) such transaction was entered into prior to the date of issuance of the Initial Notes of each series;

(ii) such transaction was for the sale and leasing back to the Company or any of the Company’s wholly-owned Subsidiaries of any Property by the Company or any of the Restricted Subsidiaries;

(iii) such transaction involves a lease for not more than five years (or which may be terminated by the Company or the Restricted Subsidiaries within a period of not more than five years);

(iv) the Company or any of the Restricted Subsidiaries would be entitled to incur Indebtedness secured by a Lien with respect to such sale and leaseback transaction without equally and ratably securing the Notes pursuant to Section 5.01(b) of this First Supplemental Indenture (except with respect to a Lien permitted by Section 5.01(b)(xix) of this First Supplemental Indenture); or

(v) the Company or any of the Restricted Subsidiaries applies (or to the extent the proceeds are received directly by any of the Restricted Subsidiaries, such Restricted Subsidiary applies) an amount equal to the net proceeds from the sale of such Property to the purchase of other Property or assets used or useful in the Company’s, such Guarantor’s or such Restricted Subsidiary’s business or to the retirement of the Company’s, such Guarantor’s or such Restricted Subsidiary’s Indebtedness that is pari passu in right of payment with the Notes within 365 days before or after the effective date of any such sale and leaseback transaction; provided that, in lieu of applying such amount to the retirement of pari passu Indebtedness, the Company may deliver Notes with an aggregate outstanding amount equal to such net proceeds to the Trustee for cancellation as provided in Section 3.03 of this First Supplemental Indenture.

(b) Notwithstanding the restrictions set forth in Section 5.02(a) above, the Company and the Restricted Subsidiaries may enter into any sale and leaseback transaction that would otherwise be subject to the restrictions set forth in Section 5.02(a) above, if after giving effect thereto the aggregate amount of all Attributable Debt with respect to such transactions (not including Attributable Debt permitted under clauses (i) through (v) of Section 5.02(a) above), together with all Indebtedness outstanding pursuant to Section 5.01(c) of this First Supplemental Indenture, does not exceed the greater of $1,000,000,000 and 15% of the Company’s Consolidated Total Assets.

Section 5.03. Events of Default.

(a) Section 501 of the Base Indenture shall not apply to the Notes. Instead, each of the following events shall be an “Event of Default” with respect to each series of Notes:

(i) default in the payment of any installment of interest on any Note of such series when due and payable, and the continuance of that default for 30 days;

(ii) default in the payment of the principal of, or any premium on, any Note of such series when due and payable (whether at its Stated Maturity, upon redemption or otherwise);

(iii) a failure by the Company to repurchase Notes of such series tendered for repurchase following the occurrence of a Change of Control Repurchase Event with respect to such series of Notes in conformity with Section 4.02 of this First Supplemental Indenture;

(iv) a failure to observe or perform any other covenant or agreement in respect of such series of Notes, which failure continues for 90 days after written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of not less than 25% in principal amount of outstanding Notes of such series (including any Additional Notes of such series), requiring the Company to remedy the same;

(v) (A) a failure to make any payment at maturity, including any applicable grace period, on any of the Company’s Indebtedness (other than Indebtedness the Company owes to any of its Subsidiaries) outstanding in an amount in excess of $250,000,000 or (B) a default on any of the Company’s Indebtedness (other than Indebtedness the Company owes to any of its Subsidiaries), which default results in the acceleration of such Indebtedness in an amount in excess of $250,000,000 without such Indebtedness having been discharged or the acceleration having been cured, waived, rescinded or annulled, in the case of clause (A) or (B) above, for a period of 30 days after written notice thereof to the Company by the Trustee or to the Company and the Trustee by the Holders of not less than 25% in principal amount of outstanding Notes of a series (including any Additional Notes of such series); provided, however, that if any failure, default or acceleration referred to in clause (A) or (B) above ceases or is cured, waived, rescinded or annulled, then the Event of Default shall be deemed cured;

(vi) the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing its inability to generally pay its debts as such debts become due; or takes any comparable action under any foreign laws relating to insolvency; and

(vii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case; (B) appoints a Custodian of the Company or for all or substantially all of its property; or (C) orders the winding up or liquidation of the Company; or any similar relief is granted under any foreign laws; and the order or decree remains unstayed and in effect for 60 days.

(b) A notice of Default with respect to any Default given by the Trustee or Holders under this Section must specify the Default, demand that it be remedied and state that the notice is a “Notice of Default.”

Section 5.04. SEC Reports. “Section 1008 of the Base Indenture shall not apply to the Notes. Instead, the Company shall, to the extent required by Section 314(a) of the Trust Indenture Act, file with the Trustee, within 15 days after the filing with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (other than confidential filings, documents subject to confidential treatment and correspondence with the Commission); provided, that, the delivery of materials to the Trustee by electronic means or filing of documents via the EDGAR system (or any successor electronic filing system) shall be deemed to be filed with the Trustee as of the time such documents are filed via EDGAR (or such successor system), it being understood that delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein and the Trustee shall have no obligation to determine whether or not such information, documents or reports have been filed pursuant to the EDGAR system (or its successor) or if the Company is not required to file information, documents or reports pursuant to either of Section 13 or 15(d) of the Exchange Act, then the Company shall file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations. Notwithstanding the foregoing, the Company shall not be deemed to have failed to comply with any of its obligations under this Section 5.04 until 30 days after the date any information, document or other report hereunder is due.

Section 5.05. References in Base Indenture. References to “Section 501(4) or Section 501(5),” and “Section 501(3)” in the Base Indenture shall be deemed to refer to “Section 5.03(a)(vi) or Section 5.03(a)(vii)” and “Section 5.03(a)(iv)” of this First Supplemental Indenture, respectively.

ARTICLE VI

DEFEASANCE

Section 6.01. Covenant Defeasance. In addition to the covenants specified in Section 1303 of the Base Indenture, the Company may omit to comply with respect to a series of Notes with any term, provision or condition set forth in Sections 4.02, 5.01,5.02 and 5.04 of this First Supplemental Indenture by complying with the requirements of Section 1303 of the Base Indenture in respect of such series.

ARTICLE VII

MISCELLANEOUS

Section 7.01. Counterparts; Notices. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The Trustee shall have the right to accept and act upon any notice, instruction, or other communication, including any funds transfer instruction (each, a “Notice”), received pursuant to this First Supplemental Indenture by electronic transmission (including by e-mail, web portal or other electronic methods) and shall not have any duty to confirm that the Person sending such Notice is, in fact, a person authorized to do so. Electronic signatures believed by the Trustee to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider identified by any other party hereto and acceptable to the Trustee) shall be deemed original signatures for all purposes. Each other party to this First Supplemental Indenture assumes all risks arising out of the use of electronic signatures and electronic methods to send Notices to the Trustee, including without limitation the risk of the Trustee acting on an unauthorized Notice and the risk of interception or misuse by third parties. Notwithstanding the foregoing, the Trustee may in any instance and in its sole discretion require that a Notice in the form of an original document bearing a manual signature be delivered to the Trustee in lieu of, or in addition to, any such electronic Notice.

Section 7.02. Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.03. Recitals by the Company. The recitals in this First Supplemental Indenture are made by the Company only and not by the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof. The Trustee shall not be responsible to make any calculation with respect to any matter under this First Supplemental Indenture. The Trustee shall have no duty to monitor or investigate the Company’s compliance with or the breach of, or cause to be performed or observed, any representation, warranty, or covenant, or agreement of any Person, other than the Trustee, made in this First Supplemental Indenture. All of the provisions contained in the Base Indenture in respect of the rights, privileges, protections, immunities, powers and duties of the Trustee shall be applicable in respect of the Notes and of this First Supplemental Indenture as fully and with like effect as if set forth herein in full.

Section 7.04. Separability Clause. In case any provision in this First Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 7.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 7.06. Conflicts with Trust Indenture Act. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act that is required under the Trust Indenture Act to be part of and govern any provision of this First Supplemental Indenture, the provision of the Trust Indenture Act shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of the Trust Indenture Act shall be deemed to apply to the Indenture as so modified or to be excluded by this First Supplemental Indenture, as the case may be.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed as of the date first written above.

APPLOVIN CORPORATION, as Issuer

By:	/s/ Matthew A. Stumpf
Name:	Matthew A. Stumpf
Title:	Chief Financial Advisor

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Iris Munoz
Name:	Iris Munoz
Title:	Assistant Vice President

[Signature Page – First Supplemental Indenture]

EXHIBIT A

FORM OF 2029 NOTE

(FACE OF NOTE)

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLOVIN CORPORATION

5.125% Senior Notes due 2029

No. [•]

CUSIP / ISIN: 03831W AB4 / US03831WAB46

$[•]

APPLOVIN CORPORATION, a Delaware corporation, promises to pay to CEDE & CO., or registered assigns, the principal sum set forth on the Schedule of Increases and Decreases in Global Note attached hereto on December 1, 2029.

Interest payment dates: June 1 and December 1.

Record Dates: May 15 and November 15.

Additional provisions of this Note are set forth on the reverse hereof.

IN WITNESS WHEREOF, the parties have caused this Global Note to be duly executed as of the date first written above.

APPLOVIN CORPORATION, as Issuer

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

(REVERSE OF NOTE)

APPLOVIN CORPORATION

5.125% Senior Notes due 2029

(1) Interest. AppLovin Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture referred to below, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the interest rate per annum shown above. The Company shall pay interest semiannually in arrears on June 1 and December 1 of each year, beginning on June 1, 2025. Interest on the Notes shall accrue from December 5, 2024 and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(2) Method of Payment. The Company shall pay interest on the Notes (except Defaulted Interest) to the persons who are registered Holders of Notes at the close of business on the Record Date immediately preceding the Interest Payment Date even though such Notes are canceled after the Record Date and on or before the Interest Payment Date. Holders of certificated Notes must surrender certificated Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payment of principal of and premium, if any, and interest on this Note shall be made in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of this Global Note.

(3) Paying Agent, Transfer Agent and Securities Registrar. Initially, Wilmington Trust, National Association, as trustee (the “Trustee”) under the Indenture (as defined below), shall act as Paying Agent, transfer agent and Securities Registrar. The Company may change any Paying Agent, transfer agent, Securities Registrar or co-registrar without notice to the Holders. The Company may act as Paying Agent, transfer agent, Securities Registrar or co-registrar.

(4) Indenture. This Note is a “Security,” and the Notes are “Securities” issued under the Indenture, dated as of December 5, 2024 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 5, 2024, (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Notes are unsecured general obligations of the Company and constitute the “5.125% Senior Notes due 2029,” initially limited to $1,000,000,000 in aggregate principal amount. The terms of the Notes include those stated in the Indenture. Capitalized terms used herein but not defined herein are used as defined in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

(5) Optional Redemption. Prior to November 1, 2029, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on November 1, 2029) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after November 1, 2029, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty to calculate or verify the Company’s calculations of the redemption price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Notes to be redeemed (with a copy to the Trustee). Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or the redemption date may not occur at all and such notice may be rescinded if all such conditions shall not have been satisfied (or waived by the Company in its sole discretion). The Trustee shall, at the Company’s written request (delivered to the Trustee at least five Business Days prior to the date such notice is to be sent (or such shorter period as the Trustee may agree) with a copy of such notice) give the notice of redemption in the Company’s name and at the Company’s expense. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price, calculated as set forth in the Indenture, shall be set forth in an Officer’s Certificate delivered to the Trustee no later than two Business Days prior to the redemption date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

If any redemption date would otherwise be a day that is not a Business Day, the related payment of principal and interest will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date shall be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date in accordance with the provisions of the Notes and the Indenture.

On or before the redemption date for the Notes, the Company shall deposit with the Trustee or a Paying Agent funds sufficient to pay the redemption price of the Notes to be redeemed on the redemption date, and (except if the redemption date shall be an Interest Payment Date) accrued interest, if any.

(6) Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs with respect to the Notes, unless the Company shall have exercised its option pursuant to Section (5) hereof to redeem the Notes, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 and multiples of $1,000 in excess thereof) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes to be repurchased plus any accrued and unpaid interest on such Notes to, but excluding, the repurchase date.

Within 30 days following any Change of Control Repurchase Event with respect to the Notes or, at the option of the Company, prior to any Change of Control, but after the public announcement of the Change of Control or event that may constitute the Change of Control, the Company shall deliver a notice (the “Change of Control Notice”) to each Holder of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering (the “Change of Control Offer”) to repurchase such

Notes on the repurchase date specified in the notice at the option of the Holders, which date (the “Change of Control Payment Date”) shall be no earlier than 10 days and no later than 60 days from the date such notice is delivered. The Change of Control Notice shall, if delivered prior to the date of consummation of the Change of Control, state that the Company’s obligation to repurchase the Notes is conditioned on a Change of Control Repurchase Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)	accept for payment all the Notes or portions of the Notes properly tendered pursuant to the Change of Control Notice;

(ii)	deposit with the Paying Agent or tender agent appointed for such purpose an amount equal to the aggregate repurchase price in respect of all the Notes or portions of the Notes properly tendered; and

(iii)

deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of the Notes being repurchased by the Company.

If Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company pursuant to Section 4.02(d) of the First Supplemental Indenture, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company shall have the right, upon not less than 10 days and no more than 60 days’ prior written notice to the Holders of the Notes (with a copy to the Trustee), given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of Holders of record on a Record Date to receive interest on the relevant Interest Payment Date).

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with any repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent the provisions of any such securities laws or regulations conflict with this Section (6), the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section (6) by virtue thereof; provided that the Company otherwise uses commercially reasonable efforts to permit Holders to exercise their rights and to fulfill its obligations in the time and in the manner specified in this Section (6) to the extent permitted by such securities laws or regulations.

(7) Denominations; Transfer; Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 and any multiple of $1,000 in excess thereof. The transfer of Notes may be registered, and Notes may be exchanged as provided in the Indenture. The Securities Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Company shall not be required (A) to transfer or exchange any Notes subject to redemption during a period beginning at the opening of business 15 days before the day of the electronic delivery or mailing of a notice of redemption and ending at the close of business on the day of such electronic delivery or mailing or (B) to register the transfer of or exchange any Note so selected for redemption, in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(8) Defeasance. Subject to certain conditions as provided in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal and interest on the Notes to their Stated Maturity.

(9) Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes, except that interest (other than Defaulted Interest) shall be paid to the Person that was the registered Holder on the relevant Record Date for such payment of interest.

(10) Amendments and Waivers. Subject to certain exceptions, (i) the Indenture or the Notes may be amended or supplemented with respect to this series with the consent of the Holders of a majority in principal amount of the Notes; and (ii) any existing default with respect to the Notes may be waived with the consent of the Holders of a majority in principal amount of the Notes. Without the consent of any Holder of this series, the Indenture or the Notes may be amended or supplemented in accordance with Section 901 of the Base Indenture to, among other things, cure any ambiguity, mistake, omission, defect or inconsistency, to provide for the assumption of the Company’s obligations to Holders of this series or to provide for uncertificated Notes or Notes registered under the Securities Act and offered in exchange for this series, to provide for guarantees with respect to, or security for, the Notes, or to comply with amendments to the Trust Indenture Act, or to add additional covenants, or to surrender any right or power conferred upon the Company, or to make any change that does not adversely affect the rights of any Holder of this series.

(11) Remedies. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or Holders of at least 25% in aggregate principal amount of the Notes may, by notice in writing to the Company (and the Trustee if given by the Holders), declare all the Notes to be due and payable immediately. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require security or indemnity before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the outstanding Notes may direct the Trustee in its exercise of any trust or power with respect to the Notes. The Trustee may withhold from Holders of this series notice of any Default or Event of Default (except a Default in payment of principal or interest) if it determines in good faith that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

(12) Trustee Dealings with Company. Subject to the provisions of the Trust Indenture Act, if applicable, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee. The Trustee shall initially be Wilmington Trust, National Association.

(13) No Recourse Against Others. A director, officer, incorporator or shareholder, as such, past, present or future, of the Company or any successor corporation of the Company, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

(14) Authentication. This Note shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

(15) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(16) Governing Law. THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes. No representation is made as to the accuracy of such numbers (or as to the accuracy of ISIN numbers or similar numbers) as printed on the Notes and reliance may be placed only on the other identification numbers placed thereon.

THE COMPANY WILL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE, WHICH HAS IN IT THE TEXT OF THIS NOTE, IN TWELVE-POINT TYPE. REQUESTS MAY BE MADE TO: APPLOVIN CORPORATION, 1100 PAGE MILL ROAD, PALO ALTO, CALIFORNIA 94304, ATTENTION: INVESTOR RELATIONS.

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTES

The initial principal amount of this Global Note is [•] DOLLARS ($ [•]). The following increases and decreases in principal amount of this Global Note have been made:

Date of Increase/Decrease	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. No.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint       agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signed:

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL REPURCHASE EVENT

To: AppLovin Corporation

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from AppLovin Corporation (the “Company”) as to the occurrence of a Change of Control Repurchase Event with respect to the Company and hereby directs the Company to pay, or cause the Trustee to pay, an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (in an aggregate principal amount of at least $2,000 or a multiple of $1,000 in excess thereof) as designated below to be repurchased, plus interest accrued and unpaid to, but excluding, the repurchase date, except as provided in the Indenture. The undersigned hereby agrees that the Notes will be repurchased as of the Change of Control Payment Date pursuant to the terms and conditions thereof and the Indenture.

Dated:

Signature:

Principal amount to be repurchased (at least $2,000 or a multiple of $1,000 in excess thereof): _________

Remaining principal amount following such repurchase: _________

By:
Authorized Signatory

EXHIBIT B

FORM OF 2031 NOTE

(FACE OF NOTE)

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLOVIN CORPORATION

5.375% Senior Notes due 2031

No. [•]

CUSIP / ISIN:  03831W AC2 / US03831WAC29

$[•]

APPLOVIN CORPORATION, a Delaware corporation, promises to pay to CEDE & CO., or registered assigns, the principal sum set forth on the Schedule of Increases and Decreases in Global Note attached hereto on December 1, 2031.

Interest payment dates: June 1 and December 1.

Record Dates: May 15 and November 15.

Additional provisions of this Note are set forth on the reverse hereof.

IN WITNESS WHEREOF, the parties have caused this Global Note to be duly executed as of the date first written above.

APPLOVIN CORPORATION, as Issuer

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

(REVERSE OF NOTE)

APPLOVIN CORPORATION

5.375% Senior Notes due 2031

(1) Interest. AppLovin Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture referred to below, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the interest rate per annum shown above. The Company shall pay interest semiannually in arrears on June 1 and December 1 of each year, beginning on June 1, 2025. Interest on the Notes shall accrue from December 5, 2024 and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(2) Method of Payment. The Company shall pay interest on the Notes (except Defaulted Interest) to the persons who are registered Holders of Notes at the close of business on the Record Date immediately preceding the Interest Payment Date even though such Notes are canceled after the Record Date and on or before the Interest Payment Date. Holders of certificated Notes must surrender certificated Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payment of principal of and premium, if any, and interest on this Note shall be made in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of this Global Note.

(3) Paying Agent, Transfer Agent and Securities Registrar. Initially, Wilmington Trust, National Association, as trustee (the “Trustee”) under the Indenture (as defined below), shall act as Paying Agent, transfer agent and Securities Registrar. The Company may change any Paying Agent, transfer agent, Securities Registrar or co-registrar without notice to the Holders. The Company may act as Paying Agent, transfer agent, Securities Registrar or co-registrar.

(4) Indenture. This Note is a “Security,” and the Notes are “Securities” issued under the Indenture, dated as of December 5, 2024 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 5, 2024, (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Notes are unsecured general obligations of the Company and constitute the “5.375% Senior Notes due 2031,” initially limited to $1,000,000,000 in aggregate principal amount. The terms of the Notes include those stated in the Indenture. Capitalized terms used herein but not defined herein are used as defined in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

(5) Optional Redemption. Prior to October 1, 2031, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on October 1, 2031) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after October 1, 2031, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty to calculate or verify the Company’s calculations of the redemption price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Notes to be redeemed (with a copy to the Trustee). Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or the redemption date may not occur at all and such notice may be rescinded if all such conditions shall not have been satisfied (or waived by the Company in its sole discretion). The Trustee shall, at the Company’s written request (delivered to the Trustee at least five Business Days prior to the date such notice is to be sent (or such shorter period as the Trustee may agree) with a copy of such notice) give the notice of redemption in the Company’s name and at the Company’s expense. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price, calculated as set forth in the Indenture, shall be set forth in an Officer’s Certificate delivered to the Trustee no later than two Business Days prior to the redemption date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

If any redemption date would otherwise be a day that is not a Business Day, the related payment of principal and interest will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date shall be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date in accordance with the provisions of the Notes and the Indenture.

On or before the redemption date for the Notes, the Company shall deposit with the Trustee or a Paying Agent funds sufficient to pay the redemption price of the Notes to be redeemed on the redemption date, and (except if the redemption date shall be an Interest Payment Date) accrued interest, if any.

(6) Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs with respect to the Notes, unless the Company shall have exercised its option pursuant to Section (5) hereof to redeem the Notes, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 and multiples of $1,000 in excess thereof) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes to be repurchased plus any accrued and unpaid interest on such Notes to, but excluding, the repurchase date.

Within 30 days following any Change of Control Repurchase Event with respect to the Notes or, at the option of the Company, prior to any Change of Control, but after the public announcement of the Change of Control or event that may constitute the Change of Control, the Company shall deliver a notice (the “Change of Control Notice”) to each Holder of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering (the “Change of Control Offer”) to repurchase such

Notes on the repurchase date specified in the notice at the option of the Holders, which date (the “Change of Control Payment Date”) shall be no earlier than 10 days and no later than 60 days from the date such notice is delivered. The Change of Control Notice shall, if delivered prior to the date of consummation of the Change of Control, state that the Company’s obligation to repurchase the Notes is conditioned on a Change of Control Repurchase Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)	accept for payment all the Notes or portions of the Notes properly tendered pursuant to the Change of Control Notice;

(ii)	deposit with the Paying Agent or tender agent appointed for such purpose an amount equal to the aggregate repurchase price in respect of all the Notes or portions of the Notes properly tendered; and

(iii)

deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of the Notes being repurchased by the Company.

If Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company pursuant to Section 4.02(d) of the First Supplemental Indenture, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company shall have the right, upon not less than 10 days and no more than 60 days’ prior written notice to the Holders of the Notes (with a copy to the Trustee), given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of Holders of record on a Record Date to receive interest on the relevant Interest Payment Date).

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with any repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent the provisions of any such securities laws or regulations conflict with this Section (6), the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section (6) by virtue thereof; provided that the Company otherwise uses commercially reasonable efforts to permit Holders to exercise their rights and to fulfill its obligations in the time and in the manner specified in this Section (6) to the extent permitted by such securities laws or regulations.

(7) Denominations; Transfer; Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 and any multiple of $1,000 in excess thereof. The transfer of Notes may be registered, and Notes may be exchanged as provided in the Indenture. The Securities Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Company shall not be required (A) to transfer or exchange any Notes subject to redemption during a period beginning at the opening of business 15 days before the day of the electronic delivery or mailing of a notice of redemption and ending at the close of business on the day of such electronic delivery or mailing or (B) to register the transfer of or exchange any Note so selected for redemption, in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(8) Defeasance. Subject to certain conditions as provided in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal and interest on the Notes to their Stated Maturity.

(9) Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes, except that interest (other than Defaulted Interest) shall be paid to the Person that was the registered Holder on the relevant Record Date for such payment of interest.

(10) Amendments and Waivers. Subject to certain exceptions, (i) the Indenture or the Notes may be amended or supplemented with respect to this series with the consent of the Holders of a majority in principal amount of the Notes; and (ii) any existing default with respect to the Notes may be waived with the consent of the Holders of a majority in principal amount of the Notes. Without the consent of any Holder of this series, the Indenture or the Notes may be amended or supplemented in accordance with Section 901 of the Base Indenture to, among other things, cure any ambiguity, mistake, omission, defect or inconsistency, to provide for the assumption of the Company’s obligations to Holders of this series or to provide for uncertificated Notes or Notes registered under the Securities Act and offered in exchange for this series, to provide for guarantees with respect to, or security for, the Notes, or to comply with amendments to the Trust Indenture Act, or to add additional covenants, or to surrender any right or power conferred upon the Company, or to make any change that does not adversely affect the rights of any Holder of this series.

(11) Remedies. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or Holders of at least 25% in aggregate principal amount of the Notes may, by notice in writing to the Company (and the Trustee if given by the Holders), declare all the Notes to be due and payable immediately. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require security or indemnity before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the outstanding Notes may direct the Trustee in its exercise of any trust or power with respect to the Notes. The Trustee may withhold from Holders of this series notice of any Default or Event of Default (except a Default in payment of principal or interest) if it determines in good faith that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

(12) Trustee Dealings with Company. Subject to the provisions of the Trust Indenture Act, if applicable, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee. The Trustee shall initially be Wilmington Trust, National Association.

(13) No Recourse Against Others. A director, officer, incorporator or shareholder, as such, past, present or future, of the Company or any successor corporation of the Company, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

(14) Authentication. This Note shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

(15) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(16) Governing Law. THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes. No representation is made as to the accuracy of such numbers (or as to the accuracy of ISIN numbers or similar numbers) as printed on the Notes and reliance may be placed only on the other identification numbers placed thereon.

THE COMPANY WILL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE, WHICH HAS IN IT THE TEXT OF THIS NOTE, IN TWELVE-POINT TYPE. REQUESTS MAY BE MADE TO: APPLOVIN CORPORATION, 1100 PAGE MILL ROAD, PALO ALTO, CALIFORNIA 94304, ATTENTION: INVESTOR RELATIONS.

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTES

The initial principal amount of this Global Note is [•] DOLLARS ($ [•]). The following increases and decreases in principal amount of this Global Note have been made:

Date of Increase/Decrease	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. No.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint      agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signed:

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL REPURCHASE EVENT

To: AppLovin Corporation

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from AppLovin Corporation (the “Company”) as to the occurrence of a Change of Control Repurchase Event with respect to the Company and hereby directs the Company to pay, or cause the Trustee to pay, an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (in an aggregate principal amount of at least $2,000 or a multiple of $1,000 in excess thereof) as designated below to be repurchased, plus interest accrued and unpaid to, but excluding, the repurchase date, except as provided in the Indenture. The undersigned hereby agrees that the Notes will be repurchased as of the Change of Control Payment Date pursuant to the terms and conditions thereof and the Indenture.

Dated:

Signature:

Principal amount to be repurchased (at least $2,000 or a multiple of $1,000 in excess thereof): _________

Remaining principal amount following such repurchase: _________

By:
Authorized Signatory

EXHIBIT C

FORM OF 2034 NOTE

(FACE OF NOTE)

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLOVIN CORPORATION

5.500% Senior Notes due 2034

No. [•]

CUSIP / ISIN: 03831W AD0 / US03831WAD02

$[•]

APPLOVIN CORPORATION, a Delaware corporation, promises to pay to CEDE & CO., or registered assigns, the principal sum set forth on the Schedule of Increases and Decreases in Global Note attached hereto on December 1, 2034.

Interest payment dates: June 1 and December 1.

Record Dates: May 15 and November 15.

Additional provisions of this Note are set forth on the reverse hereof.

IN WITNESS WHEREOF, the parties have caused this Global Note to be duly executed as of the date first written above.

APPLOVIN CORPORATION, as Issuer

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

(REVERSE OF NOTE)

APPLOVIN CORPORATION

5.500% Senior Notes due 2034

(1) Interest. AppLovin Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture referred to below, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the interest rate per annum shown above. The Company shall pay interest semiannually in arrears on June 1 and December 1 of each year, beginning on June 1, 2025. Interest on the Notes shall accrue from December 5, 2024 and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(2) Method of Payment. The Company shall pay interest on the Notes (except Defaulted Interest) to the persons who are registered Holders of Notes at the close of business on the Record Date immediately preceding the Interest Payment Date even though such Notes are canceled after the Record Date and on or before the Interest Payment Date. Holders of certificated Notes must surrender certificated Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payment of principal of and premium, if any, and interest on this Note shall be made in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of this Global Note.

(3) Paying Agent, Transfer Agent and Securities Registrar. Initially, Wilmington Trust, National Association, as trustee (the “Trustee”) under the Indenture (as defined below), shall act as Paying Agent, transfer agent and Securities Registrar. The Company may change any Paying Agent, transfer agent, Securities Registrar or co-registrar without notice to the Holders. The Company may act as Paying Agent, transfer agent, Securities Registrar or co-registrar.

(4) Indenture. This Note is a “Security,” and the Notes are “Securities” issued under the Indenture, dated as of December 5, 2024 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 5, 2024, (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Notes are unsecured general obligations of the Company and constitute the “5.500% Senior Notes due 2034,” initially limited to $1,000,000,000 in aggregate principal amount. The terms of the Notes include those stated in the Indenture. Capitalized terms used herein but not defined herein are used as defined in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

(5) Optional Redemption. Prior to September 1, 2034, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on September 1, 2034) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after September 1, 2034, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty to calculate or verify the Company’s calculations of the redemption price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Notes to be redeemed (with a copy to the Trustee). Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or the redemption date may not occur at all and such notice may be rescinded if all such conditions shall not have been satisfied (or waived by the Company in its sole discretion). The Trustee shall, at the Company’s written request (delivered to the Trustee at least five Business Days prior to the date such notice is to be sent (or such shorter period as the Trustee may agree) with a copy of such notice) give the notice of redemption in the Company’s name and at the Company’s expense. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price, calculated as set forth in the Indenture, shall be set forth in an Officer’s Certificate delivered to the Trustee no later than two Business Days prior to the redemption date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

If any redemption date would otherwise be a day that is not a Business Day, the related payment of principal and interest will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date shall be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date in accordance with the provisions of the Notes and the Indenture.

On or before the redemption date for the Notes, the Company shall deposit with the Trustee or a Paying Agent funds sufficient to pay the redemption price of the Notes to be redeemed on the redemption date, and (except if the redemption date shall be an Interest Payment Date) accrued interest, if any.

(6) Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs with respect to the Notes, unless the Company shall have exercised its option pursuant to Section (5) hereof to redeem the Notes, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 and multiples of $1,000 in excess thereof) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes to be repurchased plus any accrued and unpaid interest on such Notes to, but excluding, the repurchase date.

Within 30 days following any Change of Control Repurchase Event with respect to the Notes or, at the option of the Company, prior to any Change of Control, but after the public announcement of the Change of Control or event that may constitute the Change of Control, the Company shall deliver a notice (the “Change of Control Notice”) to each Holder of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering (the “Change of Control Offer”) to repurchase such

Notes on the repurchase date specified in the notice at the option of the Holders, which date (the “Change of Control Payment Date”) shall be no earlier than 10 days and no later than 60 days from the date such notice is delivered. The Change of Control Notice shall, if delivered prior to the date of consummation of the Change of Control, state that the Company’s obligation to repurchase the Notes is conditioned on a Change of Control Repurchase Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)	accept for payment all the Notes or portions of the Notes properly tendered pursuant to the Change of Control Notice;

(ii)	deposit with the Paying Agent or tender agent appointed for such purpose an amount equal to the aggregate repurchase price in respect of all the Notes or portions of the Notes properly tendered; and

(iii)

deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of the Notes being repurchased by the Company.

If Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company pursuant to Section 4.02(d) of the First Supplemental Indenture, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company shall have the right, upon not less than 10 days and no more than 60 days’ prior written notice to the Holders of the Notes (with a copy to the Trustee), given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of Holders of record on a Record Date to receive interest on the relevant Interest Payment Date).

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with any repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent the provisions of any such securities laws or regulations conflict with this Section (6), the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section (6) by virtue thereof; provided that the Company otherwise uses commercially reasonable efforts to permit Holders to exercise their rights and to fulfill its obligations in the time and in the manner specified in this Section (6) to the extent permitted by such securities laws or regulations.

(7) Denominations; Transfer; Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 and any multiple of $1,000 in excess thereof. The transfer of Notes may be registered, and Notes may be exchanged as provided in the Indenture. The Securities Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Company shall not be required (A) to transfer or exchange any Notes subject to redemption during a period beginning at the opening of business 15 days before the day of the electronic delivery or mailing of a notice of redemption and ending at the close of business on the day of such electronic delivery or mailing or (B) to register the transfer of or exchange any Note so selected for redemption, in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(8) Defeasance. Subject to certain conditions as provided in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal and interest on the Notes to their Stated Maturity.

(9) Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes, except that interest (other than Defaulted Interest) shall be paid to the Person that was the registered Holder on the relevant Record Date for such payment of interest.

(10) Amendments and Waivers. Subject to certain exceptions, (i) the Indenture or the Notes may be amended or supplemented with respect to this series with the consent of the Holders of a majority in principal amount of the Notes; and (ii) any existing default with respect to the Notes may be waived with the consent of the Holders of a majority in principal amount of the Notes. Without the consent of any Holder of this series, the Indenture or the Notes may be amended or supplemented in accordance with Section 901 of the Base Indenture to, among other things, cure any ambiguity, mistake, omission, defect or inconsistency, to provide for the assumption of the Company’s obligations to Holders of this series or to provide for uncertificated Notes or Notes registered under the Securities Act and offered in exchange for this series, to provide for guarantees with respect to, or security for, the Notes, or to comply with amendments to the Trust Indenture Act, or to add additional covenants, or to surrender any right or power conferred upon the Company, or to make any change that does not adversely affect the rights of any Holder of this series.

(11) Remedies. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or Holders of at least 25% in aggregate principal amount of the Notes may, by notice in writing to the Company (and the Trustee if given by the Holders), declare all the Notes to be due and payable immediately. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require security or indemnity before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the outstanding Notes may direct the Trustee in its exercise of any trust or power with respect to the Notes. The Trustee may withhold from Holders of this series notice of any Default or Event of Default (except a Default in payment of principal or interest) if it determines in good faith that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

(12) Trustee Dealings with Company. Subject to the provisions of the Trust Indenture Act, if applicable, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee. The Trustee shall initially be Wilmington Trust, National Association.

(13) No Recourse Against Others. A director, officer, incorporator or shareholder, as such, past, present or future, of the Company or any successor corporation of the Company, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

(14) Authentication. This Note shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

(15) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(16) Governing Law. THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes. No representation is made as to the accuracy of such numbers (or as to the accuracy of ISIN numbers or similar numbers) as printed on the Notes and reliance may be placed only on the other identification numbers placed thereon.

THE COMPANY WILL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE, WHICH HAS IN IT THE TEXT OF THIS NOTE, IN TWELVE-POINT TYPE. REQUESTS MAY BE MADE TO: APPLOVIN CORPORATION, 1100 PAGE MILL ROAD, PALO ALTO, CALIFORNIA 94304, ATTENTION: INVESTOR RELATIONS.

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTES

The initial principal amount of this Global Note is [•] DOLLARS ($ [•]). The following increases and decreases in principal amount of this Global Note have been made:

Date of Increase/Decrease	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. No.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint        agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signed:

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL REPURCHASE EVENT

To: AppLovin Corporation

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from AppLovin Corporation (the “Company”) as to the occurrence of a Change of Control Repurchase Event with respect to the Company and hereby directs the Company to pay, or cause the Trustee to pay, an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (in an aggregate principal amount of at least $2,000 or a multiple of $1,000 in excess thereof) as designated below to be repurchased, plus interest accrued and unpaid to, but excluding, the repurchase date, except as provided in the Indenture. The undersigned hereby agrees that the Notes will be repurchased as of the Change of Control Payment Date pursuant to the terms and conditions thereof and the Indenture.

Dated:

Signature:

Principal amount to be repurchased (at least $2,000 or a multiple of $1,000 in excess thereof): _________

Remaining principal amount following such repurchase: _________

By:
Authorized Signatory

EXHIBIT D

FORM OF 2054 NOTE

(FACE OF NOTE)

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

APPLOVIN CORPORATION

5.950% Senior Notes due 2054

No. [•]

CUSIP / ISIN: 03831W AE8 / US03831WAE84

$[•]

APPLOVIN CORPORATION, a Delaware corporation, promises to pay to CEDE & CO., or registered assigns, the principal sum set forth on the Schedule of Increases and Decreases in Global Note attached hereto on December 1, 2054.

Interest payment dates: June 1 and December 1.

Record Dates: May 15 and November 15.

Additional provisions of this Note are set forth on the reverse hereof.

IN WITNESS WHEREOF, the parties have caused this Global Note to be duly executed as of the date first written above.

APPLOVIN CORPORATION, as Issuer

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

(REVERSE OF NOTE)

APPLOVIN CORPORATION

5.950% Senior Notes due 2054

(1) Interest. AppLovin Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture referred to below, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the interest rate per annum shown above. The Company shall pay interest semiannually in arrears on June 1 and December 1 of each year, beginning on June 1, 2025. Interest on the Notes shall accrue from December 5, 2024 and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(2) Method of Payment. The Company shall pay interest on the Notes (except Defaulted Interest) to the persons who are registered Holders of Notes at the close of business on the Record Date immediately preceding the Interest Payment Date even though such Notes are canceled after the Record Date and on or before the Interest Payment Date. Holders of certificated Notes must surrender certificated Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payment of principal of and premium, if any, and interest on this Note shall be made in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of this Global Note.

(3) Paying Agent, Transfer Agent and Securities Registrar. Initially, Wilmington Trust, National Association, as trustee (the “Trustee”) under the Indenture (as defined below), shall act as Paying Agent, transfer agent and Securities Registrar. The Company may change any Paying Agent, transfer agent, Securities Registrar or co-registrar without notice to the Holders. The Company may act as Paying Agent, transfer agent, Securities Registrar or co-registrar.

(4) Indenture. This Note is a “Security,” and the Notes are “Securities” issued under the Indenture, dated as of December 5, 2024 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 5, 2024, (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Notes are unsecured general obligations of the Company and constitute the “5.950% Senior Notes due 2054,” initially limited to $550,000,000 in aggregate principal amount. The terms of the Notes include those stated in the Indenture. Capitalized terms used herein but not defined herein are used as defined in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

(5) Optional Redemption. Prior to June 1, 2054, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on June 1, 2054) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after June 1, 2054, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty to calculate or verify the Company’s calculations of the redemption price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Notes to be redeemed (with a copy to the Trustee). Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or the redemption date may not occur at all and such notice may be rescinded if all such conditions shall not have been satisfied (or waived by the Company in its sole discretion). The Trustee shall, at the Company’s written request (delivered to the Trustee at least five Business Days prior to the date such notice is to be sent (or such shorter period as the Trustee may agree) with a copy of such notice) give the notice of redemption in the Company’s name and at the Company’s expense. Such notice shall state the redemption price (if known) or the formula pursuant to which the redemption price is to be determined if the redemption price cannot be determined at the time the notice is given. If the redemption price cannot be determined at the time such notice is to be given, the actual redemption price, calculated as set forth in the Indenture, shall be set forth in an Officer’s Certificate delivered to the Trustee no later than two Business Days prior to the redemption date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall become due and payable on the redemption date and at the applicable redemption price, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes, or portions thereof, called for redemption.

If any redemption date would otherwise be a day that is not a Business Day, the related payment of principal and interest will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date shall be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date in accordance with the provisions of the Notes and the Indenture.

On or before the redemption date for the Notes, the Company shall deposit with the Trustee or a Paying Agent funds sufficient to pay the redemption price of the Notes to be redeemed on the redemption date, and (except if the redemption date shall be an Interest Payment Date) accrued interest, if any.

(6) Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs with respect to the Notes, unless the Company shall have exercised its option pursuant to Section (5) hereof to redeem the Notes, each Holder of the Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 and multiples of $1,000 in excess thereof) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes to be repurchased plus any accrued and unpaid interest on such Notes to, but excluding, the repurchase date.

Within 30 days following any Change of Control Repurchase Event with respect to the Notes or, at the option of the Company, prior to any Change of Control, but after the public announcement of the Change of Control or event that may constitute the Change of Control, the Company shall deliver a notice (the “Change of Control Notice”) to each Holder of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering (the “Change of Control Offer”) to repurchase such

Notes on the repurchase date specified in the notice at the option of the Holders, which date (the “Change of Control Payment Date”) shall be no earlier than 10 days and no later than 60 days from the date such notice is delivered. The Change of Control Notice shall, if delivered prior to the date of consummation of the Change of Control, state that the Company’s obligation to repurchase the Notes is conditioned on a Change of Control Repurchase Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)	accept for payment all the Notes or portions of the Notes properly tendered pursuant to the Change of Control Notice;

(ii)	deposit with the Paying Agent or tender agent appointed for such purpose an amount equal to the aggregate repurchase price in respect of all the Notes or portions of the Notes properly tendered; and

(iii)

deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of the Notes being repurchased by the Company.

If Holders of not less than 90% in aggregate principal amount of the outstanding Notes validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company pursuant to Section 4.02(d) of the First Supplemental Indenture, purchases all of the Notes validly tendered and not withdrawn by such Holders, the Company shall have the right, upon not less than 10 days and no more than 60 days’ prior written notice to the Holders of the Notes (with a copy to the Trustee), given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of Holders of record on a Record Date to receive interest on the relevant Interest Payment Date).

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with any repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent the provisions of any such securities laws or regulations conflict with this Section (6), the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section (6) by virtue thereof; provided that the Company otherwise uses commercially reasonable efforts to permit Holders to exercise their rights and to fulfill its obligations in the time and in the manner specified in this Section (6) to the extent permitted by such securities laws or regulations.

(7) Denominations; Transfer; Exchange. The Notes are in registered form without coupons in minimum denominations of $2,000 and any multiple of $1,000 in excess thereof. The transfer of Notes may be registered, and Notes may be exchanged as provided in the Indenture. The Securities Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Company shall not be required (A) to transfer or exchange any Notes subject to redemption during a period beginning at the opening of business 15 days before the day of the electronic delivery or mailing of a notice of redemption and ending at the close of business on the day of such electronic delivery or mailing or (B) to register the transfer of or exchange any Note so selected for redemption, in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(8) Defeasance. Subject to certain conditions as provided in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money and/or U.S. Government Obligations for the payment of principal and interest on the Notes to their Stated Maturity.

(9) Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes, except that interest (other than Defaulted Interest) shall be paid to the Person that was the registered Holder on the relevant Record Date for such payment of interest.

(10) Amendments and Waivers. Subject to certain exceptions, (i) the Indenture or the Notes may be amended or supplemented with respect to this series with the consent of the Holders of a majority in principal amount of the Notes; and (ii) any existing default with respect to the Notes may be waived with the consent of the Holders of a majority in principal amount of the Notes. Without the consent of any Holder of this series, the Indenture or the Notes may be amended or supplemented in accordance with Section 901 of the Base Indenture to, among other things, cure any ambiguity, mistake, omission, defect or inconsistency, to provide for the assumption of the Company’s obligations to Holders of this series or to provide for uncertificated Notes or Notes registered under the Securities Act and offered in exchange for this series, to provide for guarantees with respect to, or security for, the Notes, or to comply with amendments to the Trust Indenture Act, or to add additional covenants, or to surrender any right or power conferred upon the Company, or to make any change that does not adversely affect the rights of any Holder of this series.

(11) Remedies. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or Holders of at least 25% in aggregate principal amount of the Notes may, by notice in writing to the Company (and the Trustee if given by the Holders), declare all the Notes to be due and payable immediately. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require security or indemnity before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the outstanding Notes may direct the Trustee in its exercise of any trust or power with respect to the Notes. The Trustee may withhold from Holders of this series notice of any Default or Event of Default (except a Default in payment of principal or interest) if it determines in good faith that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

(12) Trustee Dealings with Company. Subject to the provisions of the Trust Indenture Act, if applicable, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee. The Trustee shall initially be Wilmington Trust, National Association.

(13) No Recourse Against Others. A director, officer, incorporator or shareholder, as such, past, present or future, of the Company or any successor corporation of the Company, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

(14) Authentication. This Note shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

(15) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(16) Governing Law. THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes. No representation is made as to the accuracy of such numbers (or as to the accuracy of ISIN numbers or similar numbers) as printed on the Notes and reliance may be placed only on the other identification numbers placed thereon.

THE COMPANY WILL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE, WHICH HAS IN IT THE TEXT OF THIS NOTE, IN TWELVE-POINT TYPE. REQUESTS MAY BE MADE TO: APPLOVIN CORPORATION, 1100 PAGE MILL ROAD, PALO ALTO, CALIFORNIA 94304, ATTENTION: INVESTOR RELATIONS.

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL NOTES

The initial principal amount of this Global Note is [•] DOLLARS ($ [•]). The following increases and decreases in principal amount of this Global Note have been made:

Date of Increase/Decrease	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. No.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint        agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:	Signed:
(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

REPURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL REPURCHASE EVENT

To: AppLovin Corporation

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from AppLovin Corporation (the “Company”) as to the occurrence of a Change of Control Repurchase Event with respect to the Company and hereby directs the Company to pay, or cause the Trustee to pay, an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (in an aggregate principal amount of at least $2,000 or a multiple of $1,000 in excess thereof) as designated below to be repurchased, plus interest accrued and unpaid to, but excluding, the repurchase date, except as provided in the Indenture. The undersigned hereby agrees that the Notes will be repurchased as of the Change of Control Payment Date pursuant to the terms and conditions thereof and the Indenture.

Dated:

Signature:

Principal amount to be repurchased (at least $2,000 or a multiple of $1,000 in excess thereof): _________

Remaining principal amount following such repurchase: _________

By:
Authorized Signatory